UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2026

APEX TREASURY CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42916	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2035 Regatta Drive

Vero Beach, Florida 32963

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (772) 588-4799

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	APXTU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	APXT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	APXTW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2026, David Mikulecky notified Apex Treasury Corporation (the “Company”) of his intention to resign from the Company’s board of directors (the “Board”), effective March 9, 2026. Mr. Mikulecky did not advise the Company of any disagreement with the Company on any matter relating to its operations, policies or practices.

On March 13, 2026, the Board appointed Stephen CuUnjieng to the Board. Mr. CuUnjieng was appointed to serve as a Class I director with a term expiring at the Company’s first annual meeting of shareholders. Mr. CuUnjieng was appointed to the Audit and the Compensation Committees. Mr. CuUnjieng was determined to be an “independent director” as defined in the applicable rules of The Nasdaq Stock Market.

Stephen CuUnjieng, 66, is a senior financier and board member with deep relationships throughout Asia within the financial sponsor, entrepreneur, and corporate communities. Since September 2025, Mr. CuUnjieng has served as the Lead Independent Director of First Philippine Holdings Corporation, a holding company with principal interests in the renewable energy sector. Since July 2025, Mr. CuUnjieng has served as an independent director of Maharlika Investment Fund, the Philippine’s sovereign wealth fund, and as Chairman of its Investment Committee. Between 2020 and 2022, Mr. CuUnjieng served as a board member of AvePoint (Nasdaq: AVPT), a data security company, and, between 2022 and 2023, he served as an advisor to the board. From 2011 to 2020, Mr. CuUnjieng served as the Chairman and Chief Executive Officer of Evercore Asia, a subsidiary of Evercore Inc. (NYSE: EVR), a global independent investment banking advisory firm. Prior to Evercore, Mr. CuUnjieng was at Macquarie Group from 2004 to 2009, where he most recently served as Vice Chairman—Association of Southeast Asian Nations (“ASEAN”). Mr. CuUnjieng was also a Managing Director and Head of Power and Energy at Merrill Lynch Asia Pacific, from 1996 to 2000, and has held senior investment banking positions at Salomon Brothers Hong Kong, Morgan Grenfell Asia and PCIBank (formerly PSE: PCI). The Company believes Mr. CuUnjieng is well qualified to serve on our board of directors because of his extensive experience in the banking industry.

On March 13, 2026, the Company entered into an indemnity agreement (the “Indemnity Agreement”) with Mr. CuUnjieng, pursuant to which the Company has agreed to provide contractual indemnification, in addition to the indemnification provided in the Company’s Amended and Restated Memorandum and Articles of Association, against liabilities that may arise by reason of his service on the Board, and to advance expenses incurred as a result of any proceeding against him as to which he could be indemnified, in the form previously filed as Exhibit 10.6 to the Company’s Registration Statement on Form S-1 (File No. 333-289485) for its initial public offering (the “Initial Public Offering”), initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 11, 2025 (the “Registration Statement”).

On March 13, 2026, Mr. CuUnjieng entered into a letter agreement with the Company (the “Letter Agreement”) substantially similar to the letter agreement signed by the Company's directors, officers, advisors and the Sponsor (as defined below) at the Initial Public Offering.

On March 13, 2026, Mr. CuUnjieng entered into a joinder to the registration rights agreement, dated October 27, 2025, entered into by and among the Company, Apex Treasury Sponsor LLC (the “Sponsor”) and the holders signatory thereto in connection with the Company’s Initial Public Offering (the “Registration Rights Agreement”).

In connection with his appointment as a director of the Company, Mr. CuUnjieng will receive 30,000 Class B ordinary shares of the Company from the Sponsor.

The foregoing descriptions of the Indemnity Agreement, the Letter Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entireties by reference to the form of the Indemnity Agreement, the Letter Agreement and the Registration Rights Agreement, copies of which are attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 hereto, respectively, and are incorporated herein by reference.

Other than as disclosed above, there are no arrangements or understandings between Mr. CuUnjieng and any other persons pursuant to which Mr. CuUnjieng was selected as a director of the Company. There are no family relationships between Mr. CuUnjieng and any of the Company’s other directors or executive officers and Mr. CuUnjieng does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

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Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form S-1/A (File No. 333-289485), filed with the SEC on October 1, 2025).
10.2	Letter Agreement, dated March March 13, 2026, by and between the Company and Stephen CuUnjieng.
10.3	Registration Rights Agreement, dated October 27, 2025, by and among the Company, the Sponsor and the Holders signatory thereto (incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K, filed with the SEC on October 31, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX TREASURY CORPORATION

	By:	/s/ Hugh Cochrane
		Name:	Hugh Cochrane
		Title:	Co-Chief Executive Officer

Dated: March 13, 2026

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